EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Masters, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Three Shades For Everybody, Inc.'s Amended Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Three Shades For Everybody, Inc.


Date: 2/11/10                           By: /s/ Daniel Masters
                                           -------------------------------------
                                        Name:  Daniel Masters
                                        Title: Chief Executive Officer